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                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                         ------------------------------


                                    FORM 8-K

                                 CURRENT REPORT


                         Pursuant to Section 13 or 15(d)
                     of the Securities Exchange Act of 1934


                        DATE OF REPORT: May 11, 2001
                        (Date of earliest event reported)

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                           VENTURI TECHNOLOGIES, INC.
             (Exact name of registrant as specified in its charter)


             NEVADA                       000-25183             87-0580279
             ------                       ---------             ----------
(State or other jurisdiction of   (Commission File Number)   (I.R.S. Employer
incorporation)                                                Identification
                                                                  Number)

             6295 EAST 56TH AVENUE
            COMMERCE CITY, COLORADO                  80022
            -----------------------                  -----
  (Address of principal executive offices)        (Zip Code)


       Registrant's telephone number, including area code: (303) 444-4444
                                                           --------------

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ITEM 3:  BANKRUPTCY OR RECEIVERSHIP

         On February 13, 2001, Venturi Technologies, Inc. issued a press release announcing that it had filed a petition for reorganization under Chapter 11 of the Federal Bankruptcy Code on February 12th, 2001 in Houston Texas (Case # 01-31443-H4-11; US Bankruptcy Court, Southern District of Texas, Houston Division). The Company had attempted to raise additional equity capital without success over the preceding several months and concluded that it could not continue operations outside of the protection of the bankruptcy laws. A copy of the press release is included as an exhibit. It is expected that the reorganization plan will substantially reduce, if not eliminate, the existing equity interests in the Company. During reorganization, the company intends to file Form 8K containing the Monthly Operating Report that it files with the U.S. Bankruptcy Court.

ITEM 7:  FINANCIAL STATEMENTS AND EXHIBITS

         (c)      EXHIBITS.

                           #1
                                    Press Release dated February 13, 2001
                                    announcing the Chapter 11 Petition filed in Houston, Texas on February 12, 2001.

                           #2
                                    Monthly Operating Report filed with the US
                                    Bankruptcy Court, Southern District of
                                    Texas, Houston Division, on May 4, 2001.

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                       VENTURI TECHNOLOGIES, INC.

                                       /s/ Michael F. Dougherty
                                       -------------------------------------
                                       Michael F. Dougherty
                                       President and Chief Executive Officer

Date:    May 11, 2001